REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT, by and between National Diversified Services, Inc., a Delaware corporation (the "Company" or "NADS"), and the persons whose names appear on the signature page attached hereto (individually a "Holder" and collectively, the "Holders").

     WHEREAS, an agreement and plan of merger was entered into contemporaneously with this Registration Rights Agreement by and among National Diversified Services, Inc., its wholly owned subsidiary, NADS Acquisition Corp., The Certo Group, Inc. ("Certo") and its sole stockholder, Dominic Certo (the "Merger Agreement"), pursuant to which the Company will acquire Certo through a merger of Certo into NADS Acquisition Corp.; and

     WHEREAS, the Company has agreed to prepare and file with the Securities and Exchange Commission, a Registration Statement to register the resale of 3,403,000 pre-split shares of common stock of NADS owned by Morry Rubin,
3,383,000 pre-split shares of common stock owned by George Rubin, 100,000 pre-split shares of common stock owned by then estate of Stacy Goldberg (or her legal heirs), 95,000 pre-split shares of common stock owned by Lester Morse, 95,000 pre-split shares of common stock owned by Steven Morse and 10,000 pre-split shares of common stock owned by Adrienne Grody, subject to adjustment in accordance with a reverse stock split contemplated by the Merger Agreement; and

     WHEREAS, pursuant to the terms of and in order to induce various parties to enter into the Merger Agreement dated the date hereof, the Company and George Rubin and Morry Rubin (collectively herein referred to as the "Consultants") have entered into Consulting Agreements dated as of the date hereof pursuant to which the Company has agreed, upon the terms and subject to the conditions of the respective consulting agreements, offer the Consultants one or more options to purchase additional shares of the Company's common stock pursuant to the anti-dilution rights contained in Section 4 of the Consulting Agreements (the "Option"); and

     WHEREAS, said Registration Statement shall also pertain to an estimate of the maximum number of shares of common stock to be issued in accordance with the Option; and

     WHEREAS, pursuant to the terms of and in order to induce various parties to enter into the Merger Agreement dated the date hereof and the Consulting
Agreements, the Company and the Holders have agreed to enter into this Agreement; and

     WHEREAS, it is intended by the Company and the Holders (including the Consultants as Holders) that this Agreement shall become effective immediately upon the closing of the transaction contemplated by the Merger Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Company hereby agrees as follows:

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

     1. Mandatory Registration. The Company shall prepare and file with the Securities and Exchange Commission, no later than thirty (30) days from the date hereof, a registration statement under the Securities Act of 1933, as amended (the "1933 Act") on Form S-1, SB-2 or on such other form as is available. The Company shall include in said Registration Statement the shares of common stock held by the Holders on the date hereof which are referenced in the second WHEREAS of this Agreement and an estimate of the maximum number of shares of common stock issuable to the Holders upon exercise of any Option (collectively referred to as the "Registerable Securities") in such registration statement. The Company shall be obligated to keep the foregoing registration statement effective for a period of at least one (1) year beyond the effective date thereof. In the event that the Company does not keep the foregoing registration statement effective for a period of at least one (1) year beyond the effective date thereof, the Company shall continue to be obligated to file an additional registration statement pursuant to this Section 1 to register the Registrable Securities for any period less then the one (1) year in which the registration was not effective.

     2. Piggyback Registration. From time to time, whenever the Company proposes to register any of its equity securities under the Securities Act (other than a registration effected in connection with a Company stock option or other employee benefit plan (such as a Registration Statement on Form S-8), the Company will give notice to all Holders of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein, subject to any restrictions imposed by any individual or entity which obligated the Company to file such registration statement. Such requests for inclusion shall be in writing and delivered to the Company within three (3) business days after the Holder's receipt of the notice from the Company and shall specify the number of Registrable Securities intended to be disposed of and the intended method of distribution thereof. The Company may withdraw a piggyback registration at any time prior to the time it becomes effective. Notwithstanding anything contained herein to the contrary, the Holders shall collectively have the right to have the Registrable Securities registered in one
(1) registration statement in accordance with this Section 2.

     3. Cooperation with Company. Holders will cooperate with the Company in all respects in connection with this Agreement, including, timely supplying all information reasonably requested by the Company and executing and returning all documents reasonably requested in connection with the registration and sale of the Registerable Securities.

     4. Registration Procedures. If and whenever the Company is required by any of the provisions of this Agreement to use its best efforts to effect the registration of any of the Registerable Securities under the 1933 Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible:

        (a) prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement and shall use its best efforts to cause such registration statement to become effective and remain effective until all the Registerable Securities are sold or become capable of being publicly sold without registration under the 1933 Act.

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

        (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the 1933 Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Holder or Holders of such securities shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 of the Commission);

        (c) furnish to each Holder such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the 1933 Act, and such other documents, as such Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Holder;

        (d) use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each Holder shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable such Holder to consummate the public sale or other disposition in such jurisdiction of the securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

        (e) use its best efforts to list such securities on any securities exchange on which any securities of the Company is then listed, if the listing of such securities is then permitted under the rules of such exchange;

        (f) notify each Holder of Registerable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the 1933 Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

        (g) furnish, at the request of any Holder on the date the registration statement with respect to such Registerable Securities becomes effective, an opinion, dated such date, of the counsel representing the Company for the purpose of such registration, addressed to the Holder making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as the Holder of such Registerable Securities may reasonably request and are customarily included in such an opinion.

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

     5. Expenses. All expenses incurred in any registration of the Holders' Registerable Securities under this Agreement shall be paid by the Company, including, without limitation, printing expenses, fees and disbursements of counsel for the Company, expenses of any audits to which the Company shall agree or which shall be necessary to comply with governmental requirements in connection with any such registration, all registration and filing fees for the Holders' Registerable Securities under federal and State securities laws, and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 3(d); provided, however, the Company shall not be liable for
(a) any discounts or commissions to any underwriter; (b) any stock transfer taxes incurred with respect to Registerable Securities sold in the Offering or
(c) the fees and expenses of counsel for any Holder, provided that the Company will pay the costs and expenses of Company counsel when the Company's counsel is representing any or all selling security holders.

6. Indemnification. In the event any Registerable Securities are included in a registration statement pursuant to this Agreement:

        (a) Company Indemnity. Without limitation of any other indemnity provided to any Holder, either in connection with the Offering or otherwise, to the extent permitted by law, the Company shall indemnify and hold harmless each Holder, the affiliates, officers, directors and partners of each Holder, any underwriter (as defined in the 1933 Act) for such Holder, and each person, if any, who controls such Holder or underwriter (within the meaning of the 1933 Act or the Securities Exchange Act of 1934 (the "Exchange Act"), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the 1933 Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any alleged untrue statement of a material fact contained in such registration statement including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, (iii) any violation or alleged violation by the Company of the 1933 Act, the Exchange Act, or (iv) any state securities law or any rule or regulation promulgated under the 1933 Act, the Exchange Act or any state securities law, and the Company shall reimburse each such Holder, affiliate, officer or director or partner, underwriter or controlling person for any legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to any Holder in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder or any other officer, director or controlling person thereof.

        (b) Holder Indemnity. Each Holder shall indemnify and hold harmless the Company, its affiliates, its counsel, officers, directors and representatives, any underwriter (as defined in the 1933 Act) and each person, if any, who controls the Company or the underwriter (within the meaning of the 1933 Act or liabilities (joint or several) to which they may become subject under the 1933 Act, the Exchange Act or any state securities law, and the Company shall reimburse each such Holder, affiliate, officer or director or partner,

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
underwriter or controlling person for any legal or other expenses incurred by them in connection with investigating or defending any loss, claim, damage, liability or action; insofar as such losses, claims, damages or liabilities (or actions and respect thereof) arise out of or are based upon any statements or information provided by such Holder to the Company in connection with the offer or sale of Registerable Securities.

        (c) Notice; Right to Defend. Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 5 deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and if the indemnifying party agrees in writing that it will be responsible for any costs, expenses, judgments, damages and losses incurred by the indemnified party with respect to such claim, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if the indemnified party reasonably believes that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Agreement only if and to the extent that such failure is prejudicial to its ability to defend such action, and the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Agreement.

        (d) Contribution. If the indemnification provided for in this Agreement is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Holder shall be obligated to contribute pursuant to the Agreement shall be limited to an amount equal to the proceeds to such Holder of the Registerable Securities sold pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Holder has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Registerable Securities).

(e) Survival of Indemnity. The indemnification provided by this Agreement shall be a continuing right to indemnification and shall survive the registration and sale of any Registerable Securities by any person entitled to indemnification hereunder and the expiration or termination of this Agreement.


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

     7. Remedies.

        (a) Time is of Essence. The Company agrees that time is of the essence of each of the covenants contained herein and that, in the event of a dispute hereunder, this Agreement is to be interpreted and construed in a manner that will enable the Holders to sell their Registerable Securities as quickly as possible after such Holders have indicated to the Company that they desire their Registerable Securities to be registered. Any delay on the part of the Company not expressly permitted under this Agreement, whether material or not, shall be deemed a material breach of this Agreement.

        (b) Remedies Upon Default or Delay. The Company acknowledges the breach of any part of this Agreement may cause irreparable harm to a Holder and that monetary damages alone may be inadequate. The Company therefore agrees that the Holder shall be entitled to injunctive relief or such other applicable remedy as a court of competent jurisdiction may provide. Nothing contained herein will be construed to limit a Holder's right to any remedies at law, including recovery of damages for breach of any part of this Agreement.

     8. Notices.

        (a) All communications under this Agreement shall be in writing and shall be mailed by first class mail, postage prepaid, or telegraphed or telexed with confirmation of receipt or delivered by hand or by overnight delivery service,

        (b) If to the Company, at:

        c/o The Certo Group, Inc.
        1927 Gary Road
        Stewartsvilles, New Jersey 08886
        Attn:  Dominic Certo, Chief Executive Officer
        Phone:  (732) 356-9555
        Telecopier:  (732) 356-2969



or at such other address as it may have furnished in writing to the Holders of Registerable Securities at the time outstanding, or

        (c) if to any Holder of any Registerable Securities, to the address of such Holder as it appears in the stock ledger of the Company.

        (d) Any notice so addressed, when mailed by registered or certified mail shall be deemed to be given three days after so mailed, when telegraphed or telexed shall be deemed to be given when transmitted, or when delivered by hand or overnight shall be deemed to be given when delivered.

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

     9. Successors and Assigns. Except as otherwise expressly provided herein, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and each of the Holders.

     10. Amendment and Waiver. This Agreement supersedes all prior verbal and oral agreements entered into prior to the date of this Agreement, except that it shall be read in Section 4 of the Consulting Agreements. This Agreement may be amended, and the observance of any term of this Agreement may be waived, but only with the written consent of the Company and the Holders of securities representing a majority of the Registerable Securities; provided, however, that no such amendment or waiver shall take away any registration right of any Holder of Registerable Securities or reduce the amount of reimbursable costs to any Holder of Registerable Securities in connection with any registration hereunder without the consent of such Holder; further provided, however, that without the consent of any other Holder of Registerable Securities, any Holder may from time to time enter into one or more agreements amending, modifying or waiving the provisions of this Agreement if such action does not adversely affect the rights or interest of any other Holder of Registerable Securities. No delay on the part of any party in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any party of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

     11. Counterparts. One or more counterparts of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and same instrument.

     12. Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of New York, without giving effect to conflicts of law principles.

     13. Invalidity of Provisions. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

     14. Headings. The headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

                  [Remainder of page intentionally left blank.]



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     IN WITNESS  WHEREOF,  the undersigned has executed this Agreement as of the
4th day of August, 2005.


                                  NATIONAL DIVERSIFIED SERVICES, INC.


                                  By: /s/ Morry Rubin
                                      ----------------
                                  Name: Morry F. Rubin
                                  Title: CEO

                                  HOLDERS:

                                  /s/ George Rubin
                                  -----------------
                                  George Rubin

                                  /s/ Morry Rubin
                                  ---------------
                                  Morry Rubin


                                  /s/ Alan Goldberg
                                  -----------------
                                  Alan Goldberg, as the Personal
                                  Representative of his deceased wife,
                                  Stacy Goldberg

                                  /s/ Lester Morse
                                  -----------------
                                  Lester Morse

                                  /s/ Steven Morse
                                  -----------------
                                  Steven Morse

                                  /s/ Adrienne Grody
                                  ------------------
                                  Adrienne Grody